Supplement dated January 18, 2006

To The Prospectuses Dated May 2, 2005

And Supplements dated December 30, 2005 For

PERSPECTIVE FOCUS®

Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY®

Through JACKSON NATIONAL SEPARATE ACCOUNT – I

Or Issued By JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK®

Through JNLNY SEPARATE ACCOUNT I

This supplement updates the prospectus. Please read and keep it together with your copy of the prospectus for future reference.

Please note the changes in charges for Contracts to which the following endorsement is added on and after January 17, 2006:

For the 7% GMWB, the current annual charge is 0.40% (0.42% in Washington State and New York).

(To be used with VC5526 Rev. 5/05 and NV5526 Rev. 5/05)

V5989 1/06

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